EX-99. CERT

                      CERTIFICATION PURSUANT TO SECTION 302
                        OF THE SARBANES-OXLEY ACT OF 2002

--------------------------------------------------------------------------------

I, Terry K. Glenn, President of Florida Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust, certify that:

      1. I have reviewed this report on Form N-CSR of Florida Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust;

      2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

      3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.

Date: March 17, 2003

                                             /s/ Terry K. Glenn
                                             ----------------------------------
                                             Terry K. Glenn,
                                             President of
                                             Florida Municipal Bond Fund of
                                             Merrill Lynch Multi-State
                                             Municipal Series Trust

EX-99. CERT

                      CERTIFICATION PURSUANT TO SECTION 302
                        OF THE SARBANES-OXLEY ACT OF 2002

--------------------------------------------------------------------------------

I, Donald C. Burke, Chief Financial Officer of Florida Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust, certify that:

      1. I have reviewed this report on Form N-CSR of Florida Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust;

      2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

      3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.

Date: March 17, 2003

                                             /s/ Donald C. Burke
                                             ----------------------------------
                                             Donald C. Burke,
                                             Chief Financial Officer of
                                             Florida Municipal Bond Fund of
                                             Merrill Lynch Multi-State
                                             Municipal Series Trust